Aviat Networks Announces Preliminary Fiscal First Quarter 2015
Financial Results
SANTA CLARA, Calif., December 10, 2014 -- Aviat Networks, Inc. (NASDAQ: AVNW), the leading expert in microwave networking solutions, today reported preliminary financial results for the first quarter of fiscal year 2015, which ended September 26, 2014.
Financial Highlights for Q1FY15

•	Revenue at $82.4 million

•	Book to bill was below 1

•	GAAP Gross Margin at 26.5%; Non-GAAP Gross Margin at 26.6%

•	GAAP Operating Expense at $27.4 million; Non-GAAP Operating Expense at $25.3 million

•	GAAP Net Loss including discontinued operations at $(5.7) million, or $(0.09) per share

•	Non-GAAP Loss from Continuing Operations at $(3.9) million, or $(0.06) per share
A reconciliation of GAAP to non-GAAP financial measures for the fiscal first quarter along with the accompanying notes is provided on Table 4 below.
“Our preliminary fiscal first quarter results show incremental improvement in our operations; we are making steady progress toward increasing gross margins and decreasing operating expenses, resulting in reduced losses year over year,” said Michael Pangia, president and CEO, Aviat Networks. “Based on current business trends for the fiscal second quarter, we expect sequential improvements in revenue and expect to maintain, if not strengthen, our cash balance. For the remainder of the fiscal year we expect continued improvements in our business model.”
GAAP Financial Results
For the first quarter of fiscal year 2015, revenue was $82.4 million, compared with $93.4 million in the year-ago quarter. Aviat reported net loss, including discontinued operations, of $(5.7) million, or $(0.09) per share, compared with a net loss of $(13.6) million, or $(0.22) per share, in the year-ago quarter. Loss from continuing operations for the quarter was $(5.9) million, or $(0.10) per share, compared with a loss from continuing operations of $(13.7) million, or $(0.22) per share, in the year-ago quarter. Income from discontinued operations, net of taxes, was $0.2 million for the fiscal first quarter. Revenue and results of operations from our WiMAX business are classified as discontinued operations for all periods presented.
Cash and cash equivalents were $42.4 million as of September 26, 2014 compared with $48.8 million as of the end of fiscal year 2014.
Non-GAAP Financial Results
Non-GAAP loss from continuing operations for the quarter was $(3.9) million, or $(0.06) per diluted share, compared with a non-GAAP loss from continuing operations of $(7.8) million, or $(0.13) per diluted share, in the year-ago quarter.
The first quarter of fiscal year 2015 non-GAAP loss from continuing operations excluded $2.2 million of pre-tax charges composed primarily of the following:

•	$0.6 million of share-based compensation expense;

•	$1.5 million of restructuring charges; and

•	$0.1 million of amortization of purchased intangibles.

Fiscal first quarter 2015 Adjusted EBITDA was $(1.7) million, compared with $(5.7) million in the year ago quarter. In addition to the $2.2 million of pre-tax charges excluded from non-GAAP loss from continuing operations noted above, fiscal first quarter 2015 Adjusted EBITDA also excludes $1.7 million of pre-tax charges comprised of the following:

•	$1.6 million of depreciation and amortization on property, plant and equipment; and

•	$0.1 million of interest expense.
A reconciliation of GAAP to non-GAAP financial measures for the fiscal first quarter along with accompanying notes is provided on Table 4 below.
Regarding the timing of the filing of its fiscal 2014 Form 10-K and the Form 10-Q for the fiscal first quarter of 2015, Aviat is close to completing these filings, and does not expect there to be any prior period restatements. Aviat has identified areas within its business where investments are needed to assure the timely filing of future financial statements, and expects to make those investments.
First Quarter Revenue by Region
Revenue in the North America region was $38.6 million in the first quarter of fiscal 2015, compared with $33.7 million in the year-ago quarter. International revenue was $43.8 million, compared with $59.7 million in the year-ago quarter.
Second Quarter of Fiscal 2015 Outlook
Aviat Networks expects the following:

•	Revenue in the range of $85 million to $90 million;

•	Non-GAAP operating expense in the range of $26 million to $27 million; and

•	A cash and cash equivalents balance equal to or slightly higher than $42 million.
Conference Call Details
Aviat Networks will host a conference call at 4:30 p.m. Eastern Time (ET) today to discuss its preliminary financial results for the first quarter of fiscal 2015. To listen to the live conference call, please dial toll free 888-572-7034 or 719-325-2215, access code 1917586, by 4:20 p.m. ET. Investors are invited to listen via webcast, which will be broadcast live and via replay approximately two hours after the call at http://investors.aviatnetworks.com/events.cfm.
Non-GAAP Measures and Comparative Financial Information
Aviat Networks, Inc. reports information in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Management of Aviat Networks monitors gross margin, research and development expenses, selling and administrative expenses, operating loss or loss, income tax provision or benefit, income or loss from continuing operations, basic and diluted income or loss per share from continuing operations, adjusted earnings (losses) before interest, tax, depreciation and amortization (“Adjusted EBITDA”) adjusted to exclude certain costs, charges, gains and losses, on a non-GAAP basis for planning and forecasting results in future periods, and may use these measures for some management compensation purposes. These measures exclude certain costs, expenses, gains and losses as shown on the attached Reconciliation of Non-GAAP Financial Measures table (table 4). As a result, management is presenting these non-GAAP measures in addition to results reported in accordance with GAAP to better communicate underlying operational and financial performance in each period. Management believes these non-GAAP measures provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any given period. Management also believes that these non-GAAP measures enhance the ability of an investor to analyze trends in Aviat Networks' business and to better understand our performance.
Aviat Networks' management does not, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Aviat Networks presents these non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate its financial performance. Reconciliations of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP are included in the tables below.
About Aviat Networks
Aviat Networks, Inc. (NASDAQ: AVNW) is a leading global provider of microwave networking solutions transforming communications networks to handle the exploding growth of IP-centric, multi-Gigabit data services. With more than 750,000 systems installed around the world, Aviat Networks provides LTE-proven microwave networking solutions to mobile operators, including some of the largest and most advanced 4G/LTE networks in the world. Public safety, utility, government and defense organizations also trust Aviat Networks' solutions for their mission-critical applications where reliability is paramount. In conjunction with its networking solutions, Aviat Networks provides a comprehensive suite of localized professional and support services enabling customers to effectively and seamlessly migrate to next generation Carrier Ethernet/IP networks. For more than 50 years, customers have relied on Aviat Networks' high performance and scalable solutions to help them maximize their investments and solve their most challenging network problems. Headquartered in Santa Clara, California, Aviat Networks operates in more than 100 countries around the world. For more information, visit www.aviatnetworks.com or connect with Aviat Networks on Twitter, Facebook and LinkedIn.
Forward-Looking Statements
The information contained in this document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Securities Exchange Act and Section 27A of the Securities Act including the Company’s progress toward increasing gross margins and decreasing operating expenses, as well as general improvements to its business model; expectations regarding improvements in revenue and cash balance in fiscal 2015; expectations and outlook regarding fiscal year 2015; expectations regarding the timing for filing of the Company’s required financial reports; and plans and expectations regarding investments to improve the Company’s ability to ensure the timely filing of required financial reports. All statements, trend analyses and other information contained herein about the markets for the services and products of Aviat Networks, Inc. and trends in revenue, as well as other statements identified by the use of forward-looking terminology, including "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. These forward-looking statements are based on estimates reflecting the current beliefs of the senior management of Aviat Networks. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following:

•	material weaknesses identified in our system of internal control and associated remediation efforts and investments and actions needed to remedy those material weaknesses;

•	continued price and margin erosion as a result of increased competition in the microwave transmission industry;

•	the impact of the volume, timing and customer, product and geographic mix of our product orders;

•	our ability to meet financial covenant requirements which could impact our liquidity;

•	our ability to meet projected new product development dates or anticipated cost reductions of new products;

•	our suppliers' inability to perform and deliver on time as a result of their financial condition, component shortages or other supply chain constraints;

•	customer acceptance of new products;

•	the ability of our subcontractors to timely perform;

•	continued weakness in the global economy affecting customer spending;

•	retention of our key personnel;

•	our ability to manage and maintain key customer relationships;

•	uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation;

•	the timing of our receipt of payment for products or services from our customers;

•	our failure to protect our intellectual property rights or defend against intellectual property infringement claims by others;

•	the results of restructuring efforts;

•	the effects of currency and interest rate risks; and

•	the impact of political turmoil in countries where we have significant business.
For more information regarding the risks and uncertainties for our business, see "Risk Factors" in our Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on September 23, 2013 as well as other reports filed by Aviat Networks, Inc. with the SEC from time to time. Aviat Networks undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.
Financial Tables to Follow:

Table 1
AVIAT NETWORKS, INC.
Fiscal Year 2015 First Quarter Summary
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Preliminary and Unaudited)

	Quarter Ended
	September 26, 2014	September 27, 2013
	(In millions, except per share amounts)
Revenue from product sales and services	$82.4	$93.4
Cost of revenues	60.6	70.3
Gross margin	21.8	23.1
Research and development expenses	6.6	9.7
Selling and administrative expenses	19.2	22.2
Amortization of intangible assets	0.1	0.1
Restructuring charges	1.5	4.5
Operating loss	(5.6)	(13.4)
Interest income	0.1	—
Interest expense	(0.1)	(0.1)
Loss from continuing operations before income taxes	(5.6)	(13.5)
Provision for income taxes	0.3	0.2
Loss from continuing operations	(5.9)	(13.7)
Income from discontinued operations, net of tax	0.2	0.1
Net loss	$(5.7)	$(13.6)

Income (loss) per common share, basic and diluted:
Continuing operations	$(0.10)	$(0.22)
Discontinued operations	$0.00	$0.00
Net loss	$(0.09)	$(0.22)
Weighted average shares outstanding, basic and diluted	62.0	60.9

Table 2
AVIAT NETWORKS, INC.
Fiscal Year 2015 First Quarter Summary
CONDENSED CONSOLIDATED BALANCE SHEETS
(Preliminary and Unaudited)

	September 26, 2014	June 27, 2014
	(In millions)
Assets
Cash and cash equivalents	$42.4	$48.8
Receivables, net	84.5	77.2
Unbilled costs	23.6	23.8
Inventories	43.3	38.1
Customer service inventories	9.9	11.4
Other current assets	19.9	18.9
Property, plant and equipment, net	28.7	29.3
Identifiable intangible assets, net	0.3	0.4
Other assets	5.2	5.3
	$257.8	$253.2
Liabilities and Stockholders' Equity
Short-term debt	$6.0	$6.0
Accounts payable	47.7	46.1
Accrued expenses and other current liabilities	46.1	45.5
Unearned income	41.9	33.3
Other long-term liabilities	19.8	19.7
Stockholders' equity	96.3	102.6
	$257.8	$253.2

Table 3
AVIAT NETWORKS, INC.
Fiscal Year 2015 First Quarter Summary
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Preliminary and Unaudited)

	Quarter Ended
	September 26, 2014	September 27, 2013
	(In millions)
Operating Activities
Net loss	$(5.7)	$(13.6)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of identifiable intangible assets	0.1	0.1
Depreciation and amortization of property, plant and equipment	1.6	1.4
Bad debt expense	0.2	0.1
Share-based compensation expense	0.6	1.5
Charges for inventory and customer service inventory write-downs	2.1	1.7
Gain on disposition of the WiMAX business	(0.1)	—
Changes in operating assets and liabilities:
Receivables	(7.4)	(0.6)
Unbilled costs	0.2	(1.0)
Inventories	(6.7)	0.3
Customer service inventories	0.9	0.4
Accounts payable	1.8	(0.7)
Accrued expenses	1.2	(1.3)
Advanced payments and unearned income	8.2	2.4
Income taxes payable or receivable	(0.1)	1.2
Reserve for uncertain tax positions and deferred taxes	(0.1)	—
Other assets and liabilities	(1.5)	3.5
Net cash used in operating activities	(4.7)	(4.6)
Investing Activities
Additions of property, plant and equipment	(1.2)	(3.8)
Net cash used in investing activities	(1.2)	(3.8)
Financing Activities
Payments on debt arrangements	—	(2.8)
Payments on capital lease obligations	(0.1)	(0.1)
Net cash used in financing activities	(0.1)	(2.9)
Effect of exchange rate changes on cash and cash equivalents	(0.4)	0.6
Net Decrease in Cash and Cash Equivalents	(6.4)	(10.7)
Cash and Cash Equivalents, Beginning of Period	48.8	90.0
Cash and Cash Equivalents, End of Period	$42.4	$79.3

AVIAT NETWORKS, INC.
Quarter Ended September 26, 2014 Summaries
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND REGULATION G DISCLOSURE
To supplement the consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (“GAAP”), we provide additional measures of gross margin, research and development expenses, selling and administrative expenses, operating income or loss, income tax provision or benefit, income or loss from continuing operations, basic and diluted income or loss per share from continuing operations, and adjusted earnings before interest, tax, depreciation and amortization ("Adjusted EBITDA"), adjusted to exclude certain costs, charges, gains and losses, as set forth below. We believe that these non-GAAP financial measures, when considered together with the GAAP financial measures provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any particular period. We also believe these non-GAAP measures enhance the ability of investors to analyze trends in our business and to understand our performance. In addition, we may utilize non-GAAP financial measures as a guide in our forecasting, budgeting and long-term planning process and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. Reconciliations of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follow.

Table 4
AVIAT NETWORKS, INC.
Fiscal Year 2015 First Quarter Summary
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
Condensed Consolidated Statements of Operations
(Preliminary and Unaudited)

	Quarter Ended
	September 26, 2014	% of Revenue	September 27, 2013	% of Revenue
	(In millions, except percentages and per share amounts)
GAAP gross margin	$21.8	26.5%	$23.1	24.7%
Share-based compensation	0.1		0.1
Warehouse consolidation costs	—		0.2
Non-GAAP gross margin	21.9	26.6%	23.4	25.1%
GAAP research and development expenses	$6.6	8.0%	$9.7	10.4%
Share-based compensation	—		(0.2)
Non-GAAP research and development expenses	6.6	8.0%	9.5	10.2%
GAAP selling and administrative expenses	$19.2	23.3%	$22.2	23.8%
Share-based compensation	(0.5)		(1.2)
Non-GAAP selling and administrative expenses	18.7	22.7%	21.0	22.5%
GAAP operating loss	$(5.6)	(6.8)%	$(13.4)	(14.3)%
Share-based compensation	0.6		1.5
Warehouse consolidation costs	—		0.2
Amortization of intangible assets	0.1		0.1
Restructuring charges	1.5		4.5
Non-GAAP operating loss	(3.4)	(4.1)%	(7.1)	(7.6)%
GAAP income tax provision	$0.3	0.4%	$0.2	0.2%
Adjustment to reflect pro forma tax rate	0.2		0.4
Non-GAAP income tax provision	0.5	0.6%	0.6	0.6%
GAAP loss from continuing operations	$(5.9)	(7.2)%	$(13.7)	(14.7)%
Share-based compensation	0.6		1.5
Warehouse consolidation costs	—		0.2
Amortization of intangible assets	0.1		0.1
Restructuring charges	1.5		4.5
Adjustment to reflect pro forma tax rate	(0.2)		(0.4)
Non-GAAP loss from continuing operations	$(3.9)	(4.7)%	$(7.8)	(8.4)%

Loss per share from continuing operations
Basic:
GAAP	$(0.10)		$(0.22)
Non-GAAP	$(0.06)		$(0.13)
Diluted:
GAAP	$(0.10)		$(0.22)
Non-GAAP	$(0.06)		$(0.13)
Shares used in computing loss per share from continuing operations
Basic:
GAAP	62.0		60.9
Non-GAAP	62.0		60.9
Diluted:
GAAP	62.0		60.9
Non-GAAP	62.0		60.9

ADJUSTED EBITDA:

GAAP loss from continuing operations	$(5.9)	(7.2)%	$(13.7)	(14.7)%
Depreciation and amortization of property, plant and equipment	1.6		1.4
Interest expense	0.1		0.1
Share-based compensation	0.6		1.5
Warehouse consolidation costs	—		0.2
Amortization of intangible assets	0.1		0.1
Restructuring charges	1.5		4.5
Provision for income taxes	0.3		0.2
Adjusted EBITDA	$(1.7)	(2.1)%	$(5.7)	(6.1)%

_____________________________________________________

(1)
The adjustments above reconcile our GAAP financial results to the non-GAAP financial measures used by us. Our non-GAAP income or loss from continuing operations excluded share-based compensation, warehouse consolidation costs, amortization of intangible assets, restructuring charges and adjustment to reflect pro forma tax rate. Adjusted EBITDA was determined by excluding depreciation and amortization on property, plant and equipment, interest expense, provision for income taxes, and non-GAAP pre-tax adjustments, as set forth above, from the GAAP income from continuing operations. We believe that the presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, our GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.

.

Table 5
AVIAT NETWORKS, INC.
Fiscal Year 2015 First Quarter Summary
SUPPLEMENTAL SCHEDULE OF REVENUE BY GEOGRAPHICAL AREA
(Preliminary and Unaudited)

	Quarter Ended
	September 26, 2014	September 27, 2013
	(in millions)
North America	$38.6	$33.7
International:
Africa and Middle East	24.6	37.0
Europe and Russia	8.2	8.6
Latin America and Asia Pacific	11.0	14.1
	43.8	59.7
Total Revenue	$82.4	$93.4

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